CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	6 Months Ended
	Jun. 30, 2013	Jun. 30, 2012
Revenues:
Products	$ 8,733	$ 6,259
Services	1,283	1,343
Total revenues	10,016	7,602
Cost of revenues :
Products	3,173	2,841
Services	143	195
Total cost of revenues	3,316	3,036
Gross profit	6,700	4,566
Operating expenses:
Research and development	2,871	3,071
Less - royalty-bearing participation	669	730
Research and development, net	2,202	2,341
Selling and marketing, net	3,790	4,763
General and administrative	978	1,011
Total operating expenses	6,970	8,115
Operating loss	(270)	(3,549)
Financial expenses, net	(120)	(175)
Loss before taxes on income	(390)	(3,724)
Taxes on Income		(120)
Net loss	$ (390)	$ (3,844)
Net (loss) income per share:
Basic and diluted net loss per Ordinary Share	$ (0.06)	$ (0.60)
Weighted average number of ordinary shares used in computing basic and diluted net loss per ordinary share	6,795,807	6,434,617